                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
[MORNINGSTAR RATINGS LOGO]

SEEKS LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH EQUITY INVESTMENT IN EMERGING MARKETS AROUND THE GLOBE.

KEMPER EMERGING
MARKETS GROWTH FUND

 "... We firmly believe that fundamentals will matter again next year, primarily because there will not be a huge excess of liquidity looking for a home. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Geographic Composition
9
Individual Holdings
10
Portfolio of Investments
19
Financial Statements
21
Notes to Financial Statements
25
Financial Highlights
27
Report of Independent Auditors

At A GLANCE
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE ONE-YEAR PERIOD ENDING  OCTOBER 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                21.67
CLASS B                                                20.54
CLASS C                                                20.49
LIPPER EMERGING MARKETS FUNDS CATEGORY AVERAGE*        35.75
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.



--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF      AS OF
                                  10/31/99   10/31/98
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND CLASS A                  $9.49      $7.80
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND CLASS B                  $9.33      $7.74
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND CLASS C                  $9.35      $7.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS GROWTH
FUND RANKINGS AS OF 10/31/99*
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EMERGING MARKETS FUNDS CATEGORY

                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
1-YEAR                #155 of    #158 of    #159 of
                      180 funds  180 funds  180 funds
--------------------------------------------------------------------------------

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day to day. a longer-term view is represented by the fund's Morningstar category. Category placements of new funds are estimated. Morningstar has placed Kemper emerging markets growth fund in the diversified emerging markets category. Please consult the prospectus for a description of investment policies.

FUNDAMENTAL RESEARCH. Analysis of companies based on the projected impact of management, products, sales and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY. The ease with which an investment or an asset can be converted into cash within a reasonably short period of time.

EUROPEAN ECONOMIC AND MONETARY UNION. An economic and monetary unification of European countries to introduce a single currency at a single interest rate in order to create a more economically competitive region.

WEIGHTING (OVER/UNDER). The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CORNELL PHOTO]

LEAD PORTFOLIO MANAGER JOYCE CORNELL IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP WHERE SHE FOCUSES HER PORTFOLIO MANAGEMENT AND RESEARCH RESPONSIBILITIES ON THE EMERGING MARKETS. SHE HAS 11 YEARS OF INVESTMENT EXPERIENCE. CORNELL RECEIVED A BACHELOR'S DEGREE FROM OBERLIN COLLEGE AND A MASTER'S FROM TUFTS UNIVERSITY.

[DESIMONE PHOTO]

PORTFOLIO MANAGER ANDRE DESIMONE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1997. PRIOR TO THAT, HE FOUNDED A STOCK-BROKERAGE COMPANY IN KENYA. HE ALSO WORKED WITH THE BLACKSTONE GROUP AND SMITH BARNEY. DESIMONE RECEIVED A BACHELOR'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND SERVED IN THE PEACE CORPS IN FRENCH WEST AFRICA.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST 12-MONTH PERIOD, AN OVERABUNDANCE OF LIQUIDITY (SEE TERMS TO KNOW ON PAGE 2) IN EMERGING MARKETS DROVE MANY FUNDAMENTALLY WEAK STOCKS TO AMAZING LEVELS, WHILE MORE DESERVING STOCKS LANGUISHED. PORTFOLIO MANAGERS JOYCE CORNELL AND ANDRE DESIMONE RECAP THE RECENT MARKET ENVIRONMENT AND KEMPER EMERGING MARKETS GROWTH FUND'S CURRENT INVESTMENT STRATEGY.

Q     WHAT ARE SOME OF THE MORE IMPORTANT DEVELOPMENTS AFFECTING EMERGING-MARKET
EQUITY MARKETS SINCE LAST OCTOBER, AND ESPECIALLY SINCE OUR APRIL 30 REPORT?

A     True to their nature, emerging markets have been volatile in the past 12 months, spooked by global interest-rate uncertainty. Last fall's interest-rate drop boosted performance early on, but only within a narrow group of the largest companies. In response to the Brazilian currency devaluation in January of this year, some market investors began looking outside of Latin America for opportunities. Asia was a big beneficiary of this. Emerging Asian markets were finally rebounding from Thailand's currency devaluation in the summer of 1998, and the influx of capital supported the rebound. In February, Korea was upgraded by the rating agencies, the yen began to stabilize, and the U.S. economy continued to show strength, providing a strong market for Asia's all-important exports.

      U.S. interest-rate concerns and Y2K fears rattled emerging markets in the second quarter. People worried that global growth would slow if the United States raised interest rates. Despite these worries, Asian equity markets leapt dramatically during the second quarter, while markets in Latin America, Eastern Europe, the Middle East and Africa rose modestly.

  Emerging markets suffered in the third quarter as the developing world had to weather another 25-basis-point U.S. Federal Reserve rate hike, the first-ever Brady bond default (Ecuador), softer global equity prices, and the approach of the Y2K deadline. One bright spot was Taiwan, which appeared to have emerged from the regionwide economic slowdown. Additionally, higher commodity prices helped buoy many emerging-market countries.

Q     HOW DID KEMPER EMERGING MARKETS GROWTH FUND PERFORM IN THE 12-MONTH PERIOD
ENDED OCTOBER 31, 1999?

A     The fund gained 21.67 percent (Class A Shares unadjusted for sales charge)
over the 12 months, versus the fund's unmanaged benchmark, the IFCI Emerging Markets index* which gained 39.84 percent for the same period. The fund lost considerable ground because of its discipline of investing in companies with strong fundamental merits. It is now clear that the tidal wave of liquidity released by major central banks last fall (to forestall a global financial meltdown) was a more important driver of stock prices than fundamentals. The wall of money found its way into the largest, most familiar companies across all of the global markets. In countries with broken banking systems and overcapacity, the surge of liquidity went full force into the stock markets, since the real economies couldn't absorb the capital, and banks were incapable of financial intermediation. On the individual stock level, consequently,

PERFORMANCE UPDATE

the ability to absorb liquidity was a primary concern of investors, and fundamentals were of secondary importance. This description most aptly fits the stricken Asian economies. In hindsight, we did not sufficiently recognize the magnitude of the liquidity that was released.

  As money heads for the easy target of the large-capitalization stocks that are heavily represented in the index, the momentum becomes self-reinforcing. Index stocks outperform, drawing more money to themselves, which further expands their investability and outperformance. Thai banks are a perfect example. They started the year insolvent by Western standards and became more insolvent as the year progressed. However, their spotty fundamentals proved to be no impediment to 100 percent gains in their stock prices. At one point in the feeding frenzy, foreigners were willing to pay a 75 percent premium over the local share price to own a share of Bangkok Bank.

* IFCI EMERGING MARKETS INDEX IS A U.S. DOLLAR DENOMINATED INDEX COMPRISED OF STOCKS OF COUNTRIES CLASSIFIED AS EITHER LOW- OR MIDDLE-INCOME ECONOMIES BY THE WORLD BANK REGARDLESS OF THEIR PARTICULAR STAGE OF DEVELOPMENT. STOCKS ARE SCREENED FOR FOREIGN OWNERSHIP RESTRICTIONS, CAPITALIZATION AND LIQUIDITY PARAMETERS. INVESTORS CANNOT ACTUALLY INVEST IN THE INDEX.

Q      DO YOU SEE ANY SIGNS THAT THE EMPHASIS ON LIQUIDITY IS WANING?

A Yes, it appears as though a renewed focus on fundamentals has begun. This has arguably been triggered by the recent rate increases by the U.S. Federal Reserve, which are capping liquidity growth. Another contributing factor may be the realization that the road to structural reform in Asia is both difficult and bumpy. It is now evident that the Southeast Asian countries are making very slow progress. These markets slowed down significantly in the third quarter.

  There may be an additional focus on liquidity in the months ahead if retail investors get the Y2K jitters. However, any further movement into the large caps is not likely to come close to what we saw earlier this year. Looking beyond the New Year's noise, where does money go next? We firmly believe that fundamentals will matter again next year, primarily because there will not be a huge excess of liquidity looking for a home. Second, the optimists and momentum investors have seen some of the potholes in the road to structural reform, causing some of the momentum to reverse in the last three months. Third, a number of dramatic valuation anomalies have emerged. Remarkably cheap companies in well-run economies are plentiful at this time. On the other hand, we did observe this condition earlier this year only to see many of these markets get cheaper. One can never call a reversal with certainty ahead of time, but with a curtailment of the liquidity that is necessary to maintain the momentum of the indices, a reversal can't be far away. If liquidity shrinks, what can be easily sold? Index stocks, of course. Thus begins the unwinding of a self-feeding mechanism. Money comes out of index stocks, they fall, other investors then trim their benchmark holdings because they are "overweight," and the process unwinds. In our view, it is quite likely that in a year or two, benchmarking will not be such a fad.

Q      HOW IS KEMPER EMERGING MARKETS GROWTH FUND CURRENTLY POSITIONED?

A      The fund is positioned in the most attractive growth markets with the most compelling valuations. We favor markets that generate their own sources of liquidity, thus buffering them from contractions in global liquidity. Econo-mies in the Middle East with large oil exports are a good example. As if on cue, Egypt started to perform well as soon as the price of oil began to rise. Nearly 12 percent of fund assets is invested there, and we believe that Egypt's market could double from its recent lows over the next year.

  In Asia, we particularly like Korea, where we hold 16 percent of assets. Korea, unlike its stricken Asian brethren, is making profound structural changes. The market sold off heavily in the third quarter over the potential effects of Daewoo Group's restructuring efforts on the financial sector. We believe that the anxiety is largely misplaced and that this process will be responsibly managed. Investor confidence levels will likely be much higher by the end of the year. If the market continues to drop, we will add to the position. We just returned from our fourth trip to Korea this year and are becoming more convinced that structural reform is opening huge growth potential in its economy and that it is paving the way for a more efficient allocation of capital. Part and parcel of this is the newfound focus on profit growth among the companies in the vanguard of change.

  In Central Europe, the accession of new members to the European Economic And Monetary Union (see Terms To Know on page 2) approaches with the millennium. As the better managed economies progressively converge the members' legal, regulatory and monetary systems to Western European standards, their risk profiles converge as

PERFORMANCE UPDATE

well. Portugal's and Greece's markets enjoyed huge re-ratings as they became viewed as developed, rather than developing, nations. We believe that the same phenomenon will occur in Hungary, Poland and Estonia, our favored markets. Aiding the process will be the economic boost provided by stronger Western European economies. We believe that Central Europe is a truly leveraged play in the rebound that Western Europe is now experiencing.

Q      KEMPER EMERGING MARKETS GROWTH FUND REMAINS UNDERWEIGHTED IN LATIN
AMERICA. WHY?

A     We remain negative on this region because of the large deficits in Brazil, a country that is heavily represented in the benchmark index. The government's ability to manage the economy in the aftermath of January's devaluation has masked its failure to cope with the country's fundamental difficulties. The most significant issue is the continued existence of the so-called twin deficits, as the January devaluation of the real has not brought about a significant improvement in the trade deficit, and Congress has been unwilling to accept short-term pain to address the growing budget deficit. Because the country's savings rate is too low to make up for this shortfall, businesses must turn to external creditors to finance growth. Many Brazilian companies are therefore dependent on the willingness of creditors to roll over maturing debt and/or provide additional funds. This dynamic puts additional pressure on exchange rates and leaves highly leveraged companies extremely vulnerable to shifts in sentiment, so Brazil remains in a precarious position. Consequently, we have held on to a core holding of high-quality Latin American companies that we believe will continue to flourish over the long term even in the face of economic volatility, but we have generally found better opportunities elsewhere.

Q      WHAT WOULD YOU TELL INVESTORS AT THIS POINT?

A      We urge investors to be patient and maintain a focus on the long-term trends developing in the emerging markets. We believe that over time, markets that display strong, self-sustaining growth will shine. The massive discounts at which many of these markets trade, compared with their own histories as well as global norms, seem unsustainable. If the emphasis on fundamentals returns, we feel that the fund is well positioned.

GEOGRAPHIC COMPOSITION

KEMPER EMERGING MARKETS GROWTH FUND
BASED ON TOTAL EQUITY HOLDINGS AS OF OCTOBER 31, 1999

                                  [BAR GRAPH]

OTHER                                         26.5%
Korea                                         16.1%
Egypt                                         11.9%
Mexico                                        11.2%
Poland                                         7.3%
Taiwan                                         6.9%
Hungary                                        4.9%
Greece                                         4.8%
Brazil                                         4.3%
Turkey                                         3.9%
Peru                                           2.2%

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                                            1-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS A             14.61%    -3.28%    (since 1/9/98)
---------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS B             17.54     -2.65     (since 1/9/98)
---------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS C             20.49     -0.88     (since 1/9/98)
---------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

KEMPER EMERGING MARKETS GROWTH FUND CLASS A

             GROWTH OF AN ASSUMED $10,000
           INVESTMENT IN CLASS A SHARES FROM                      KEMPER EMERGING MARKETS             IFCI EMERGING MARKETS
                  1/31/98 TO 10/31/99                               GROWTH FUND CLASS A1                INVESTABLE INDEX+
           ---------------------------------                      -----------------------             ---------------------
1/31/98                                                                     9425                              10000
                                                                           10141                              11024
                                                                           10665                              11456
                                                                           10857                              11487
                                                                            9940                              10054
                                                                            9688                               9024
                                                                           10000                               9384
8/31/98                                                                     7591                               6746
                                                                            7369                               7071
                                                                            7863                               7883
                                                                            8095                               8476
                                                                            8185                               8347
                                                                            8629                               8156
                                                                            8145                               8301
3/31/99                                                                     8377                               9260
                                                                            8982                              10523
                                                                            9133                              10335
                                                                           10071                              11462
                                                                            9950                              11295
                                                                            9798                              11417
                                                                            9335                              11099
10/31/99                                                                    9567                              11292

                                  [LINE GRAPH]

KEMPER EMERGING MARKETS GROWTH FUND CLASS B

             GROWTH OF AN ASSUMED $10,000
           INVESTMENT IN CLASS B SHARES FROM                      KEMPER EMERGING MARKETS             IFCI EMERGING MARKETS
                  1/31/98 TO 10/31/99                               GROWTH FUND CLASS B1                INVESTABLE INDEX+
           ---------------------------------                      -----------------------             ---------------------
1/31/98                                                                    10000                              10000
                                                                           10749                              11024
                                                                           11296                              11456
                                                                           11499                              11487
                                                                           10514                              10054
                                                                           10246                               9024
                                                                           10567                               9384
8/31/98                                                                     8009                               6746
                                                                            7762                               7071
                                                                            8287                               7883
                                                                            8522                               8476
                                                                            8608                               8347
                                                                            9069                               8156
                                                                            8565                               8301
3/31/99                                                                     8790                               9260
                                                                            9422                              10523
                                                                            9572                              10335
                                                                           10557                              11462
                                                                           10418                              11295
                                                                           10257                              11417
                                                                            9764                              11099
10/31/99                                                                    9605                              11292

                                  [LINE GRAPH]

KEMPER EMERGING MARKETS GROWTH FUND CLASS C

             GROWTH OF AN ASSUMED $10,000
           INVESTMENT IN CLASS C SHARES FROM                      KEMPER EMERGING MARKETS             IFCI EMERGING MARKETS
                  1/31/98 TO 10/31/99                               GROWTH FUND CLASS C1                INVESTABLE INDEX+
           ---------------------------------                      -----------------------             ---------------------
1/31/98                                                                    10000                              10000
                                                                           10749                              11024
                                                                           11294                              11456
                                                                           11497                              11487
                                                                           10513                              10054
                                                                           10257                               9024
                                                                           10578                               9384
8/31/98                                                                     8021                               6746
                                                                            7775                               7071
                                                                            8299                               7883
                                                                            8535                               8476
                                                                            8620                               8347
                                                                            9080                               8156
                                                                            8578                               8301
3/31/99                                                                     8802                               9260
                                                                            9433                              10523
                                                                            9583                              10335
                                                                           10567                              11462
                                                                           10428                              11295
                                                                           10267                              11417
                                                                            9775                              11099
10/31/99                                                                   10000                              11292

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75% AND FOR CLASS B SHARES, ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGES WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER EMERGING MARKETS GROWTH FUND CLASS A SHARES WITH THE IFCI EMERGING MARKETS INVESTABLE INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGE IS REFLECTED IN THE PERFORMANCE OF THE INDEX.

+ IFCI EMERGING MARKETS INVESTABLE INDEX IS A U.S. DOLLAR DENOMINATED INDEX COMPRISED OF STOCKS OF COUNTRIES CLASSIFIED AS EITHER LOW- OR MIDDLE-INCOME ECONOMIES BY THE WORLD BANK REGARDLESS OF THEIR PARTICULAR STAGE OF DEVELOPMENT. STOCKS ARE SCREENED FOR FOREIGN OWNERSHIP RESTRICTIONS, CAPITALIZATION AND LIQUIDITY PARAMETERS. WEIGHTS ARE ASSIGNED BASED UPON THE AMOUNT OF FOREIGN INSTITUTIONAL INVESTMENT. SOURCE IS WIEGENBERGER.

INDIVIDUAL HOLDINGS

KEMPER EMERGING MARKETS GROWTH FUND'S
TOP 15 LARGEST HOLDINGS*
Representing 31.1 percent of the fund's common stock holdings on October 31,
1999

-------------------------------------------------------------------------
                HOLDINGS                                 COUNTRY  PERCENT
-------------------------------------------------------------------------
-------------------------------------------------------------------------
1.              SAMSUNG ELECTRONICS                      Korea      4.3%
-------------------------------------------------------------------------
2.              FOMENTO ELONOMICO MEXICANO               Mexico     3.0%
-------------------------------------------------------------------------
3.              EGYPTIAN MOBILE PHONE NETWORK            Egypt      2.7%
-------------------------------------------------------------------------
4.              MATAV RT ORDINARY "A"                    Hungary    2.6%
-------------------------------------------------------------------------
5.              TAIWAN SEMICONDUCTOR MANUFACTURING       Taiwan     2.2%
-------------------------------------------------------------------------
6.              ALPHA CREDIT BANK                        Greece     2.1%
-------------------------------------------------------------------------
7.              SAMSUNG SECURITIES                       Korea      1.9%
-------------------------------------------------------------------------
8.              TELEFONOS DE MEXICO                      Mexico     1.8%
-------------------------------------------------------------------------
9.              HON HAI PRECISION INDUSTRY               Taiwan     1.8%
-------------------------------------------------------------------------
10.             PLIVA                                    Croatia    1.6%
-------------------------------------------------------------------------
11.             AL AHRAM BEVERAGES                       Egypt      1.5%
-------------------------------------------------------------------------
12.             KOREA TELECOM                            Korea      1.5%
-------------------------------------------------------------------------
13.             VIDESH SANCHAR NIGAM                     India      1.4%
-------------------------------------------------------------------------
14.             WIELKOPOLSKI BANK                        Poland     1.4%
-------------------------------------------------------------------------
15.             NATIONAL BANK OMAN                       Oman       1.3%
-------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS GROWTH FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT($) OR       MARKET
    REPURCHASE AGREEMENTS--3.1%                                                      NUMBER OF SHARES         VALUE($)
---------------------------------------------------------------------------------------------------------------------------

    UNITED STATES
                                              Donaldson, Lufkin & Jenrette,
                                                5.200%, 11/01/1999
                                              (Cost: $105,000)                          $  105,000           $  105,000
                                              -----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCK--0.3%
 --------------------------------------------------------------------------------------------------------------------------
    THAILAND--.3%
                                          (a) Siam Commercial Bank Public Co.,
                                                Ltd., 5.25%
                                                (PROVIDER OF FINANCIAL
                                                SERVICES)                                    8,200shs.            9,288
                                              -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--96.6%
---------------------------------------------------------------------------------------------------------------------------


    BOLIVIA--.1%
                                          (a) Corriente Resources, Inc.
                                                (MINING AND PROCESSING OF GOLD,
                                                BISMUTH, TIN AND TUNGSTEN IN
                                                SOUTH AMERICA)                               6,100                2,695
                                              -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    BOTSWANA--0.5%
                                              Sechaba Investment Trust Co.
                                                (BREWERY)                                   16,000               16,318
                                              -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    BRAZIL--4.3%
                                              Aracruz Celulose S.A. (ADR)
                                                (PRODUCER OF EUCALYPTUS
                                                KRAFT PULP)                                  1,800               36,900
                                              Companhia Paranaense de Energia -
                                              Copel (voting) (ADR)
                                                (ELECTRIC POWER UTILITY)                     2,800               18,550
                                              Companhia Vale do Rio Doce
                                                (DIVERSE MINING AND
                                                INDUSTRIAL COMPLEX)                          1,080               21,234
                                              Companhia Vale do Rio
                                                Doce (ADR)
                                                (MINING, RAIL TRANSPORTATION,
                                                AND MINERAL SALES IN IRON ORE,
                                                ALUMINUM, MANGANESE, TITANIUM,
                                                GOLD, & COPPER)                                200                3,980
                                              Petroleo Brasileiro S.A.
                                                (pfd.) (PETROLEUM COMPANY)                 208,050               33,162
                                              Tele Centro Sul Participacoes S.A.
                                                (pfd.) (ADR)
                                                (PROVIDER OF LOCAL
                                                TELECOMMUNICATION SERVICES)                    400               23,900
                                              Votorantim Celulose e Papel S.A.
                                                (PRODUCER AND EXPORTER OF
                                                PRINTING, WRITING AND OTHER
                                                SPECIAL PAPERS)                            261,000                7,637
                                              -----------------------------------------------------------------------------
                                                                                                                145,363
---------------------------------------------------------------------------------------------------------------------------

    BULGARIA--.3%
                                          (a) Bulgartabac Holdings
                                                (TOBACCO COMPANY)                              600                8,095
                                              ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
--------------------------------------------------------------------------------------------------------------------------

    CHILE--2.6%
                                              ENTEL-Chile
                                                (TELECOMMUNICATION SERVICES)                 7,000               25,893
                                              Laboratorio Chile S.A. (ADR)
                                                (MANUFACTURER AND DISTRIBUTOR
                                                OF OFF-PATENT PHARMACEUTICAL
                                                PRODUCTS)                                    1,400               24,325
                                              Vina Concha y Toro S.A. (ADR)
                                                (WINE PRODUCER)                              1,080               37,260
                                              ----------------------------------------------------------------------------
                                                                                                                 87,478
--------------------------------------------------------------------------------------------------------------------------

    CHINA--.3%
                                              Shanghai Petrochemical Co., Ltd.
                                                (MANUFACTURER OF PETROCHEMICAL
                                                AND PETROLEUM PRODUCTS)                     48,000                9,887
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CROATIA--1.6%
                                              Pliva D.D. (GDR)
                                                (PHARMACEUTICAL COMPANY)                     4,875               53,138
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CZECH REPUBLIC--1.2%
                                          (a) Ceska Sporitelna a.s.
                                                (COMMERCIAL BANK)                            1,800               10,079
                                          (a) Ceske Radiokomunikace (GDR)
                                                (TV AND RADIO SIGNAL
                                                TRANSMISSION SERVICES)                         900               28,800
                                              ----------------------------------------------------------------------------
                                                                                                                 38,879
---------------------------------------------------------------------------------------------------------------------------

    EGYPT--11.6%
                                          (a) Al Ahram Beverages Co.
                                                (BEVERAGE COMPANY)                             200               12,070
                                          (a) Al Ahram Beverages Co. (GDR)
                                                (BEVERAGE PRODUCER)                          1,700               50,150
                                              Commercial International Bank
                                                (COMMERCIAL BANK)                            1,200               14,379
                                              Commercial International Bank
                                                (GDR)
                                                (COMMERCIAL BANK)                            3,175               39,211
                                              EFG Hermes Holdings, S.A.E. (GDR)
                                                (BROKERAGE FIRM)                             1,600               19,760
                                              Eastern Tobacco Co.
                                                (MAKER OF TOBACCO PRODUCTS)                  1,620               38,294
                                              Egyptian International
                                                Pharmaceutical Co.
                                                (PHARMACEUTICAL COMPANY)                       195                9,096
                                          (a) Egyptian Mobile Phone Network,
                                                Ltd.
                                                (CELLULAR TELECOMMUNICATION
                                                SERVICES)                                    3,400               87,706
                                              Madinet Nasser City Housing Co.
                                                (REAL ESTATE DEVELOPMENT
                                                COMPANY)                                       700                7,516
                                              Olympic Group Financial
                                                (MANUFACTURER OF STOVES)                     2,800                8,980
                                          (a) Orascom Construction Industries
                                                (CONSTRUCTION COMPANY)                         730               10,216
                                          (a) Orascom Hotel Holdings
                                                (OPERATOR OF HOTELS)                         3,100                7,294
                                              Oriental Weavers Corp.
                                                (CARPET MANUFACTURER)                        1,380               24,140

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
--------------------------------------------------------------------------------------------------------------------------
                                              Suez Cement Co.
                                                (CEMENT PRODUCER)                            2,000               32,659
                                              Suez Cement Co. (GDR)
                                                (CEMENT PRODUCER)                              600               10,050
                                          (a) Torrah Portland Cement Co.
                                                (CEMENT PRODUCER)                              900               18,105
                                              ----------------------------------------------------------------------------
                                                                                                                389,626
---------------------------------------------------------------------------------------------------------------------------

    ESTONIA--.8%
                                              AS Eesti Telekom (GDR)
                                                (PROVIDER OF TELECOMMUNICATION
                                                SERVICES IN ESTONIA)                         1,100               17,435
                                          (a) Hansabank Ltd.
                                                (PROVIDER OF COMMERCIAL BANKING
                                                SERVICES)                                    1,800                9,216
                                              ----------------------------------------------------------------------------
                                                                                                                 26,651
---------------------------------------------------------------------------------------------------------------------------

    FINLAND--.7%
                                              Nokia Oy "A" (ADR)
                                                (MANUFACTURER OF
                                                TELECOMMUNICATION NETWORKS AND
                                                EQUIPMENT)                                     200               23,113
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    GHANA--.1%
                                              Social Security Bank Ltd.
                                                (FULL SERVICE COMMERCIAL BANK)               4,500                2,965
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    GREECE--4.7%
                                              Alpha Credit Bank A.E.
                                                (COMMERCIAL BANK)                              900               69,043
                                              Attica Enterprises S.A.
                                                (OPERATOR OF FERRIES BETWEEN
                                                GREECE AND ITALY)                              400                9,436
                                              Ethniki General Insurance Co.
                                                (INSURANCE AND REINSURANCE
                                                COMPANY)                                       200                8,854
                                          (a) Ethniki General Insurance Co.
                                                Rights
                                                (INSURANCE AND REINSURANCE
                                                COMPANY)                                       200                1,191
                                              Hellenic Telecommunication
                                                Organization S.A. (OTE)
                                                (TELECOMMUNICATION SERVICES)                 1,470               31,247
                                              National Bank of Greece S.A.
                                                (BANK)                                         502               36,104
                                              ----------------------------------------------------------------------------
                                                                                                                155,875
---------------------------------------------------------------------------------------------------------------------------

    HONG KONG--.8%
                                              China Telecom Ltd., ADR
                                                (PROVIDER OF CELLULAR
                                                TELECOMMUNICATIONS SERVICES)                   400               27,000
                                              ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
--------------------------------------------------------------------------------------------------------------------------

    HUNGARY--4.8%
                                              Demasz Rt
                                                (DISTRIBUTER OF ELECTRICITY)                   250               17,916
                                              MOL Magyar Olaj-es Gazipari Rt
                                                (INTEGRATED DOMESTIC OIL AND
                                                GAS COMPANY)                                 1,070               21,594
                                              Magyar Tavkozlesi Rt (ADR)
                                                (TELECOMMUNICATIONS COMPANY)                   500               14,406
                                              Matav Rt Ordinary "A"
                                                (TELECOMMUNICATION SERVICES)                14,500               84,505
                                              OTP Bank Rt
                                                (SAVINGS AND COMMERCIAL BANK)                  190                8,643
                                              Pick Szeged Rt
                                                (PROCESSOR, MARKETER AND
                                                DISTRIBUTOR OF MEAT PRODUCTS)                  400               13,773
                                              ----------------------------------------------------------------------------
                                                                                                                160,837
---------------------------------------------------------------------------------------------------------------------------

    INDIA--2.1%
                                          (a) Dr. Reddy's Laboratories Ltd.
                                                (PHARMACEUTICAL COMPANY)                     1,000               25,500
                                              Videsh Sanchar Nigam Ltd., (GDR)
                                                (TELECOMMUNICATION SERVICES)                 2,800               44,730
                                              ----------------------------------------------------------------------------
                                                                                                                 70,230
---------------------------------------------------------------------------------------------------------------------------

    INDONESIA--.6%
                                          (a) PT Indofood Sukses Makmur Tbk
                                                (MANUFACTURER OF FOOD PRODUCTS)             15,000               17,802
                                              PT Ramayana Lestari Sentosa Tbk
                                                (OPERATOR OF DEPARTMENT STORES)              5,000                3,516
                                              ----------------------------------------------------------------------------
                                                                                                                 21,318
---------------------------------------------------------------------------------------------------------------------------

    ISRAEL--1.0%
                                          (a) Check Point Software
                                                Technologies Ltd.
                                                (DEVELOPER, MARKETER AND
                                                SUPPORTER OF MANAGEMENT
                                                SOLUTIONS FOR ACTIVE NETWORKS)                 200               23,138
                                              Matav-Cable Systems Media Ltd.
                                                (OPERATOR AND PROVIDER OF
                                                BROADBAND CABLE T.V. SERVICES)                 500               11,551
                                              ----------------------------------------------------------------------------
                                                                                                                 34,689
---------------------------------------------------------------------------------------------------------------------------

    JORDAN--.2%
                                          (a) Aramex International Ltd.
                                                (EXPRESS DELIVERY AND FREIGHT
                                                FORWARDING IN THE MIDDLE EAST
                                                AND INDIA)                                     850                7,331
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    KENYA--1.4%
                                              James Finlay PLC
                                                (TEA PRODUCER)                              26,200               31,888
                                              Sasini Tea & Coffee Ltd.
                                                (TEA AND COFFEE GROWER AND
                                                PROCESSOR)                                   8,250                5,709
                                              Uchumi Supermarket Ltd.
                                                (SUPERMARKET OPERATOR)                      15,925                8,317
                                              ----------------------------------------------------------------------------
                                                                                                                 45,914
---------------------------------------------------------------------------------------------------------------------------

    KOREA--15.6%
                                          (a) Hite Brewery Co., Ltd.
                                                (BREWERY)                                      570               19,958
                                          (a) Housing & Commercial Bank
                                                (BANK)                                       1,240               32,770
                                              Korea Telecom Corp.
                                                (TELECOMMUNICATION SERVICES)                   740               49,786

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
--------------------------------------------------------------------------------------------------------------------------
                                          (a) Korea Telecom Corp. (ADR)
                                                (TELECOMMUNICATION SERVICES)                 1,030               36,308
                                          (a) Korea Tobacco and Ginseng Corp.
                                                (TOBACCO COMPANY)                              550               14,994
                                          (b) Pohang Iron & Steel Co., Ltd.
                                                (STEEL PRODUCER)                               260               31,837
                                              SK Telecom Co., Ltd.
                                                (MOBILE TELECOMMUNICATION
                                                SERVICES)                                       10               11,546
                                              Samchully
                                                (PRODUCER AND DISTRIBUTOR OF
                                                ANTHRACITE AND GAS)                            320               12,272
                                          (a) Samsung Corp., Ltd.
                                                (TRADING COMPANY)                            2,070               32,789
                                              Samsung Electro-Mechanics Co.
                                                (MAJOR ELECTRONICS PARTS
                                                COMPANY)                                       401               19,390
                                              Samsung Electronics Co., Ltd.
                                                (ELECTRONICS MANUFACTURER)                     840              140,058
                                              Samsung Securities Co., Ltd.
                                                (SECURITIES COMPANY)                         1,734               60,715
                                       (a)(b) Samsung Securities Co.,
                                                Ltd. Rights
                                                (SECURITIES COMPANY)                           416                4,405
                                              Shin Han Bank
                                                (MAJOR COMMERCIAL BANK)                        860                9,105
                                          (a) Shinhan Bank (GDR)
                                                (BANK)                                         600               12,825
                                          (a) Shinsegae Department Store Co.
                                                (MAJOR DEPARTMENT STORE CHAIN)                 620               34,063
                                          (b) Shinsegae Department
                                                Store Co., Rights
                                                (DEPARTMENT STORE CHAIN)                       108                1,909
                                              ----------------------------------------------------------------------------
                                                                                                                524,730
---------------------------------------------------------------------------------------------------------------------------

    LEBANON--.3%
                                              Banque Audi SAL (GDR)
                                                (COMMERCIAL BANK)                              600               10,350
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    MAURITUS--.2%
                                              New Mauritius Hotels Ltd.
                                                (OPERATOR OF HOTELS)                         3,800                6,766
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    MEXICO--10.8%
                                          (a) Consorcio ARA, S.A. de C.V.
                                                (LOW-INCOME HOUSING DEVELOPER)              24,300               27,374
                                              Controladora Comercial Mexicana
                                                S.A. de C.V. (GDR)
                                                (OPERATOR OF SUPERMARKETS AND
                                                WAREHOUSES)                                    800               13,200
                                              Fomento Economico Mexicano S.A.
                                                de C.V. "B"
                                                (PRODUCER OF BEER AND SOFT
                                                DRINKS)                                     29,650               96,312
                                              Gruma S.A. de C.V. "B"
                                                (PRODUCER AND DISTRIBUTOR OF
                                                CORN FLOUR)                                 17,610               23,028
                                          (a) Grupo Financiero Banorte S.A. de
                                                C.V. "O"
                                                (PROVIDER OF FINANCIAL
                                                SERVICES)                                   26,500               33,108
                                              Grupo Industrial Bimbo
                                                S.A. de C.V. "A"
                                                (PRODUCER OF BREAD AND OTHER
                                                BAKED GOODS)                                10,963               20,134
                                              Grupo Modelo S.A. "C"
                                                (PRODUCER AND MARKETER OF BEER)              7,600               18,594

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
------------------------------------------------------------------------------------------------------------------------
                                          (a) Grupo Televisa S.A. de CV (GDR)
                                                (MEDIA COMPANY)                                200                8,500
                                              Nacional de Drogas S.A. "L"
                                                (DISTRIBUTOR OF PHARMACEUTICAL,
                                                HYGIENE AND PERSONAL BEAUTY
                                                PRODUCTS)                                   17,500               15,122
                                              Organizacion Soriana S.A. de C.V.
                                                "A"
                                                (OPERATOR AND OWNER OF
                                                RETAIL STORES)                               7,100               26,315
                                              Telefonos de Mexico S.A. de C.V.
                                                "L" (ADR)
                                                (TELECOMMUNICATION SERVICES)                   700               59,850
                                              Tubos de Acero de Mexico
                                                S.A. (ADR)
                                                (MANUFACTURER OF VARIOUS TYPES
                                                OF PIPES, CASINGS AND TUBING)                2,000               21,875
                                              ----------------------------------------------------------------------------
                                                                                                                363,412
---------------------------------------------------------------------------------------------------------------------------

    MOROCCO--1.0%
                                              Omnium Nord Africaine
                                                (DIVERSIFIED HOLDING COMPANY)                  190               22,997
                                              Societe des Brasseries du
                                                Nord Marocain
                                                (DISTRIBUTOR OF BEER AND
                                                CARBONATED BEVERAGES)                           50               11,207
                                              ----------------------------------------------------------------------------
                                                                                                                 34,204
---------------------------------------------------------------------------------------------------------------------------

    OMAN--2.0%
                                          (a) Commercial Bank of Oman
                                                (COMMERCIAL BANK)                            1,500                7,247
                                          (a) National Bank of Oman Ltd.
                                                (COMMERCIAL BANK)                            4,206               43,153
                                          (a) Oryx Fund, Ltd.
                                                (MUTUAL FUND DOMICILED IN
                                                GUERNSEY, INVESTING IN THE
                                                MIDDLE EAST)                                 1,350               16,200
                                              ----------------------------------------------------------------------------
                                                                                                                 66,600
---------------------------------------------------------------------------------------------------------------------------

    PERU--2.2%
                                              Cementos Lima S.A. "T"
                                                (CEMENT PRODUCER)                            1,799               28,641
                                              Compania de Minas Buenaventura
                                                S.A. "B" (ADR)
                                                (MINING COMPANY)                             1,826               31,041
                                              Enrique Ferreyros y Cia.
                                                (MACHINERY MANUFACTURER)                    25,701               14,008
                                              ----------------------------------------------------------------------------
                                                                                                                 73,690
---------------------------------------------------------------------------------------------------------------------------

    PHILIPPINES--.9%
                                              International Container Terminal
                                                Services, Inc.
                                                (CONTAINERIZED CARGO
                                                HANDLING FIRM)                             320,450               30,766
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    POLAND--7.1%
                                          (a) Art Marketing Syndicate S.A.
                                                (PUBLIC RELATIONS COMPANY)                   1,000                8,887
                                          (a) Bank Polska Kasa Opieki Grupa
                                                Pekao S.A.
                                                (BANK)                                       2,080               20,310
                                          (a) Budimex S.A.
                                                (CONSTRUCTION OF APARTMENT
                                                HOUSES AND SEWAGE TREATMENT
                                                FACILITIES)                                  1,800               10,238

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
-----------------------------------------------------------------------------------------------------------------------
                                              Elektrim Spolka Akcyjna S.A.
                                                (MANUFACTURER OF POWER
                                                EQUIPMENT, ELECTRICAL MACHINERY
                                                AND APPARATUS)                               4,200               35,834
                                              KGHM Polska Miedz S.A.
                                                (PRODUCER OF COPPER AND SILVER)              1,539                8,754
                                          (a) Netia Holdings SA, ADR
                                                (TELECOMMUNICATION SERVICES)                 2,400               37,500
                                          (a) Orbis S.A.
                                                (HOTEL OWNER AND OPERATOR)                   2,800               20,173
                                              Telekomunikacja Polska S.A.
                                                (OWNER AND OPERATOR OF
                                                TELECOMMUNICATION NETWORKS)                  6,600               33,630
                                              Wielkopolski Bank Kredytowy S.A.
                                                (COMMERCIAL BANK)                            7,505               43,933
                                          (a) Zaklady Lentex
                                                (PRODUCER OF PVC PRODUCTS USED
                                                IN CARS, FOOTWEAR, HOUSING AND
                                                PUBLIC CONSTRUCTION)                         4,600               18,097
                                              ----------------------------------------------------------------------------
                                                                                                                237,356
---------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--.8%
                                              Jeronimo Martins SGPS, S.A.
                                                (FOOD PRODUCER AND RETAILER)                   920               25,743
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    RUSSIA--1.3%
                                              LUKoil Holdings (ADR)
                                                (EXTRACTER, TRANSPORTER,
                                                REFINER, AND PROVIDER OF OIL
                                                AND GAS)                                       325               10,400
                                              Surgutneftegaz
                                                (PRODUCER OF OIL AND NATURAL
                                                GAS)                                         3,500               29,313
                                          (a) Vimpel-Communications SP (ADR)
                                                (CELLULAR TELECOMMUNICATION
                                                SERVICES)                                      300                5,063
                                              ----------------------------------------------------------------------------
                                                                                                                 44,776
---------------------------------------------------------------------------------------------------------------------------

    SINGAPORE--0.0%
                                          (a) Asia Pulp & Paper Co., Ltd.
                                                Warrants
                                                (PRODUCER OF PAPER AND PULP)                   360                  315
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    SOUTH AFRICA--1.0%
                                              AngloGold Ltd.
                                                (HOLDING COMPANY FOR GROUP OF
                                                COMPANIES WHICH MINE GOLD)                      97                5,481
                                              Driefontein Consolidated Ltd.
                                                (GOLD MINING COMPANY)                        1,475                7,061
                                              Genecor Ltd.
                                                (HOLDING COMPANY WITH INTERESTS
                                                IN PRECIOUS METALS MINING)                   1,800                6,682
                                              Harmony Gold Mining Co., Ltd.
                                                (GOLD MINING COMPANY)                        2,200               14,418
                                              ----------------------------------------------------------------------------
                                                                                                                 33,642
---------------------------------------------------------------------------------------------------------------------------

    SRI LANKA--.1%
                                              Maskeliya Plantation Ltd.
                                                (TEA PLANTATION OPERATOR)                    8,000                2,963
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    TAIWAN--6.7%
                                              Bank Sinopac
                                                (BANK)                                      14,569                8,221
                                              Chinatrust Commercial Bank
                                                (BANK)                                      17,400               15,963

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
------------------------------------------------------------------------------------------------------------------------
                                              Far East Textile Ltd.
                                                (MANUFACTURER OF NATURAL AND
                                                SYNTHETIC TEXTILE PRODUCTS)                 24,610               33,672
                                              Hon Hai Precision Industry Co.,
                                                Ltd.
                                                (MANUFACTURER OF ELECTRONIC
                                                CONNECTORS, CABLE ASSEMBLIES
                                                AND MEMORY CHIPS)                            8,400               57,465
                                              President Chain Store Corp.
                                                (OPERATOR OF SEVEN-ELEVEN
                                                CONVENIENCE STORES)                          9,440               26,636
                                              Siliconware Precision Industries Co.
                                                (MANUFACTURER OF PACKAGING FOR
                                                INTEGRATED CIRCUITS)                         4,920                8,841
                                              Taiwan Semiconductor
                                                Manufacturing Co.
                                                (MANUFACTURER OF
                                                INTEGRATED CIRCUITS)                        15,840               70,411
                                              Teapo Electronic Corp.
                                                (MANUFACTURER AND MARKETER OF
                                                CAPACITORS AND RELATED PARTS)                6,378                4,524
                                              ----------------------------------------------------------------------------
                                                                                                                225,733
---------------------------------------------------------------------------------------------------------------------------

    THAILAND--.9%
                                          (a) Bangkok Bank Ltd. (Foreign
                                                registered)
                                                (LEADING COMMERCIAL BANK)                    1,700                3,961
                                       (a)(b) Sansiri Public Co., Ltd.
                                                (DEVELOPER OF REAL ESTATE)                  20,400                5,282
                                          (a) Siam Cement Co., Ltd. (Foreign
                                                registered)
                                                (CONSTRUCTION MATERIALS AND
                                                INDUSTRIAL CONGLOMERATE)                       300                7,767
                                          (a) Siam Commercial Bank, Warrants,
                                                5/10/2002                                   12,200                4,264
                                          (a) Thai Farmers Bank Public Co., Ltd.
                                                (Foreign registered)
                                                (COMMERCIAL BANK)                            5,600                7,902
                                              ----------------------------------------------------------------------------
                                                                                                                 29,176
---------------------------------------------------------------------------------------------------------------------------

    TUNISIA--.4%
                                              Banque International Arabe
                                                Tunisia (ADR)
                                                (BANK)                                       1,400               12,425
                                              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    TURKEY--3.7%
                                              Akbank T.A.S.
                                                (BANKING AND INVESTMENT
                                                ORGANIZATION)                            2,517,000               39,265
                                              Koc Holding A.S.
                                                (HOLDING COMPANY WITH INTERESTS
                                                IN THE AUTOMOTIVE AND DURABLE
                                                GOODS INDUSTRIES)                          138,200               13,942
                                              Migros Turkey
                                                (OPERATOR OF RETAIL STORES)                 96,000               41,434
                                              Tupras-Turkiye Petrol
                                                Rafinerileri A.S.
                                                (PETROLEUM REFINERY)                       466,000               31,017
                                              ----------------------------------------------------------------------------
                                                                                                                125,658
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                     NUMBER OF SHARES         VALUE($)
------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--.4%
                                          (a) Central European Distribution
                                                Corp.
                                                (DISTRIBUTOR OF ALCOHOLIC
                                                BEVERAGES)                                   2,000               11,750
                                          (a) StarMedia Network, Inc.
                                                (ONLINE NETWORK ACROSS
                                                LATIN AMERICA)                                 100                2,875
                                              ---------------------------------------------------------------------------
                                                                                                                 14,625
-------------------------------------------------------------------------------------------------------------------------

    ZIMBABWE--1.5%
                                              Delta Corp., Ltd.
                                                (BREWERY)                                   52,611               14,542
                                          (a) Econet Wireless Holdings
                                                (TELECOMMUNICATIONS PROVIDER)              147,500               22,115
                                              Tanganda Tea Company Ltd.
                                                (PRODUCES, PACKS AND
                                                DISTRIBUTES TEA PRODUCTS)                   29,570               13,493
                                              ----------------------------------------------------------------------------
                                                                                                                 50,150
                                              ----------------------------------------------------------------------------
                                              TOTAL EQUITY SECURITIES--96.6%
                                              (Cost: $2,914,645)                                              3,240,482
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENTS--100%
                                              (Cost: $3,025,406)                                              3,354,770
                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
 -------------------------------------------------------------------------------
(a) Non-income producing security

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to 43,433 (1.24% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $36,349. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $3,028,736 for federal income taxes purposes at October 31, 1999, the gross unrealized appreciation was $544,021, the gross unrealized depreciation was $217,987 and the net unrealized depreciation on investments was $326,034.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments at value
(Cost $3,025,406)                                               $3,354,770
--------------------------------------------------------------------------
Foreign currency
(Cost $41,747)                                                      41,829
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  71,500
--------------------------------------------------------------------------
  Fund shares sold                                                  93,082
--------------------------------------------------------------------------
  Dividends                                                          6,361
--------------------------------------------------------------------------
  Foreign taxes                                                         46
--------------------------------------------------------------------------
  Reimbursement from Adviser                                       137,222
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,704,810
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             24,812
--------------------------------------------------------------------------
  Fund shares redeemed                                              24,292
--------------------------------------------------------------------------
  Due to custodian                                                   3,345
--------------------------------------------------------------------------
  Other payables and accrued expenses                              159,061
--------------------------------------------------------------------------
    Total liabilities                                              211,510
--------------------------------------------------------------------------
NET ASSETS                                                      $3,493,300
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $3,396,004
--------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments               (231,851)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      329,364
--------------------------------------------------------------------------
  Foreign currency related transactions                               (217)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,493,300
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($2,063,546
  / 217,496 shares outstanding)                                      $9.49
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)              $10.07
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($1,002,346 /
  107,407 shares outstanding)                                        $9.33
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($427,408 /
  45,689 shares outstanding)                                         $9.35
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $3,410)           $   48,897
--------------------------------------------------------------------------
  Interest                                                           7,622
--------------------------------------------------------------------------
    Total investment income                                         56,519
--------------------------------------------------------------------------
Expenses:
  Management fee                                                    35,783
--------------------------------------------------------------------------
  Distribution services fee                                          9,516
--------------------------------------------------------------------------
  Administrative services fee                                        7,156
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       207,509
--------------------------------------------------------------------------
  Professional fees                                                 19,899
--------------------------------------------------------------------------
  Reports to shareholders                                           13,429
--------------------------------------------------------------------------
  Registration fees                                                    624
--------------------------------------------------------------------------
  Directors' fees and other                                         10,831
--------------------------------------------------------------------------
  Other                                                              2,163
--------------------------------------------------------------------------
    Expenses, before expense reductions                            306,910
--------------------------------------------------------------------------
  Expenses reductions                                             (233,291)
--------------------------------------------------------------------------
    Expenses, net                                                   73,619
--------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (17,100)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                      (79,827)
--------------------------------------------------------------------------
  Foreign currency related transactions (net of CPMF tax of
  $362)                                                             (9,184)
--------------------------------------------------------------------------
                                                                   (89,011)
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) during
  the period on:
  Investments                                                      573,711
--------------------------------------------------------------------------
  Foreign currency related transactions                               (212)
--------------------------------------------------------------------------
                                                                   573,499
--------------------------------------------------------------------------
Net gain (loss) on investments                                     484,488
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  467,388
--------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          FOR THE
                                                                                        PERIOD FROM
                                                                                      JANUARY 9, 1998
                                                                    FOR THE          (COMMENCEMENT OF
                                                                   YEAR ENDED         OPERATIONS) TO
                                                                OCTOBER 31, 1999     OCTOBER 31, 1998
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                     $  (17,100)          $    1,725
-------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                            (89,011)            (152,816)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                573,499             (244,352)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                          467,388             (395,443)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions             1,254,690            2,146,665
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             1,722,078            1,751,222
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,771,222               20,000
-------------------------------------------------------------------------------------------------------
END OF PERIOD                                                      $3,493,300            1,771,222
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    DESCRIPTION OF
     THE FUND Kemper Emerging Markets Growth Fund (the "fund") is a non-diversified series of Kemper Global/International Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------


2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999, the fund had a net tax basis capital loss carryforward of approximately $229,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($145,000) and October 31, 2007 ($84,000), the
                             respective expiration dates.

                             The fund is subject to a .38% Contribuicao
                             Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazillian Market.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual

NOTES TO FINANCIAL STATEMENTS

                             basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of average daily net assets. However, the fund incurred no management fee for the year ended
                             October 31, 1999, after an expense reduction by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $233,291 for the year ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 1999 are $843.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares and CDSC received by KDI for the year ended October 31, 1999 are already made $8,773, after an expense reduction of $3,124.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the year ended October 31, 1999, after an expense reduction by Scudder Kemper of $7,156.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $19,258 for the year ended October 31, 1999, $4,493 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the year ended October 31, 1999, after a fee reduction of $50,006.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no payments to its officers and incurred directors' fees of $10,831 to independent directors.

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $3,362,668

                             Proceeds from sales                       2,073,739

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the fund:

                                                                     YEAR ENDED                        PERIOD ENDED
                                                                  OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                              ------------------------           ------------------------
                                                              SHARES          AMOUNT             SHARES          AMOUNT
                                       ----------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class A               167,554       $1,534,150           143,890       $1,362,305
                                       ----------------------------------------------------------------------------------
                                        Class B               146,161        1,293,111            66,066          619,078
                                       ----------------------------------------------------------------------------------
                                        Class C                31,623          286,450            35,667          331,039
                                       ----------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class A               (85,185)      $ (782,446)           (9,465)         (81,466)
                                       ----------------------------------------------------------------------------------
                                        Class B               (96,365)        (889,165)           (9,157)         (71,915)
                                       ----------------------------------------------------------------------------------
                                        Class C               (20,879)        (187,410)           (1,424)         (12,376)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $1,254,690                         $2,146,665
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6     LINE OF CREDIT         The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    INVESTING IN
     EMERGING MARKETS        Investing in emerging markets may involve special
                             risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

FINANCIAL HIGHLIGHTS

                                         -------------------------------------------
                                                            CLASS A
                                         -------------------------------------------
                                                                 FOR THE PERIOD FROM
                                                                 JANUARY 9, 1998
                                           FOR THE YEAR          (COMMENCEMENT OF
                                              ENDED              OPERATIONS) TO
                                           OCTOBER 31, 1999(A)   OCTOBER 31, 1998
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period              $7.80                  9.50
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (.02)                  .03
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          1.71                 (1.73)
------------------------------------------------------------------------------------
Total from investment operations                   1.69                 (1.70)
------------------------------------------------------------------------------------
Net asset value, end of period                    $9.49                  7.80
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     21.67%               (17.89)
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------
Expenses, before expense reductions               10.23%                22.38
------------------------------------------------------------------------------------
Expenses, net                                      2.19%                 2.28
------------------------------------------------------------------------------------
Net investment income (loss)                       (.22)%                 .40
------------------------------------------------------------------------------------

                                         -------------------------------------------
                                                            CLASS B
                                         -------------------------------------------
                                                                 FOR THE PERIOD FROM
                                                                 JANUARY 9, 1998
                                           FOR THE YEAR          (COMMENCEMENT OF
                                              ENDED              OPERATIONS) TO
                                           OCTOBER 31, 1999(A)   OCTOBER 31, 1998
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period              $7.74                  9.50
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                              (.09)                 (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          1.68                 (1.75)
------------------------------------------------------------------------------------
Total from investment operations                   1.59                 (1.76)
------------------------------------------------------------------------------------
Net asset value, end of period                    $9.33                  7.74
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     20.54%               (18.53)
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------
Expenses, before expense reductions               11.25%                24.06
------------------------------------------------------------------------------------
Expenses, net                                      3.06%                 3.18
------------------------------------------------------------------------------------
Net investment income (loss)                       (.93)%                (.50)
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          ------------------------------------------
                                                            CLASS C
                                          ------------------------------------------
                                                                 FOR THE PERIOD FROM
                                                                 JANUARY 9, 1998
                                            FOR THE YEAR         (COMMENCEMENT OF
                                               ENDED             OPERATIONS) TO
                                           OCTOBER 31, 1999(A)   OCTOBER 31, 1998
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period                $7.76                  9.50
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (.10)                  .03
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            1.69                 (1.71)
------------------------------------------------------------------------------------
Total from investment operations                     1.59                 (1.74)
------------------------------------------------------------------------------------
Net asset value, end of period                      $9.35                  7.76
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       20.49%               (18.32)
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------
Expenses, before expense reductions                 11.55%                24.03
------------------------------------------------------------------------------------
Expenses, net                                        3.03%                 3.15
------------------------------------------------------------------------------------
Net investment income (loss)                        (1.13)%                (.47)
------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------
Net assets at end of period                    $3,493,300            $1,771,222
------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   78%                   69%
------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.

(a) Per share data was determined based on average shares outstanding.
--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER EMERGING MARKETS GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Emerging Markets Growth Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 9, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers, or other procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Emerging Markets Growth Fund of Kemper Global/International Series, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                           ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          December 14, 1999

DIRECTORS & OFFICERS

DIRECTORS                       OFFICERS
JAMES E. AKINS                  MARK S. CASADY             ANN M. MCCREARY
Director                        President                  Vice President
JAMES R. EDGAR                  PHILIP J. COLLORA          SHERIDAN P. REILLY
Director                        Vice President and         Vice President
                                Secretary
ARTHUR R. GOTTSCHALK                                       M. ISABEL SALTZMAN
Director                        JOHN R. HEBBLE             Vice President
                                Treasurer
FREDERICK T. KELSEY                                        CORNELIA SMALL
Director                        JOYCE E. CORNELL           Vice President
                                Vice President
KATHRYN L. QUIRK                                           LINDA J. WONDRACK
Director and Vice President     DIEGO ESPINOSA             Vice President
                                Vice President
FRED B. RENWICK                                            MAUREEN E. KANE
Director                        JOAN R. GREGORY            Assistant Secretary
                                Vice President
JOHN G. WEITHERS                                           CAROLINE PEARSON
Director                        TARA C. KENNEY             Assistant Secretary
                                Vice President
                                                           BRENDA LYONS
                                THOMAS W. LITTAUER         Assistant Treasurer
                                Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com

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